SEMI-ANNUAL REPORT

JANUARY 31, 2001

DAVIS GROWTH &
INCOME FUND

[DAVIS FUNDS LOGO]

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations.(1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At the Davis Funds, we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk.(2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements.(2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house.
You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term.(3)

Sincerely,


/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

March 5, 2001

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis Growth & Income Fund's Class A shares returned (2.04)% based on net asset value for the six-month period and increased 4.34% for the one-year period ended January 31, 2001.(4) By way of comparison, the S&P 500 returned (3.98)% and (0.90)%, respectively,(5) and the funds included in Lipper Analytical Services Multi-Cap Value Fund category averaged returns of 11.51% and 17.26%, respectively,(6) over the same time periods.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund's equity holdings last year?

A. In reviewing the portfolio, we are reminded of Clint Eastwood's Western, The Good, the Bad and the Ugly, as we certainly made decisions that fall into all three categories.

Looking first at "The Good," market volatility created opportunities both on the buy side and the sell side. In the early part of the year when anything associated with the "Old Economy" was languishing, we were presented with opportunities to add to top-notch pharmaceuticals such as American Home Products,(7) Bristol-Myers and Merck at what we believe were reasonable prices.

The market also showed a distinct aversion to anything controversial. In such an environment, investors have a "shoot first and ask questions later" attitude when good companies become involved in controversy. Such was the case with Tyco, when a poorly researched newsletter called into question Tyco's accounting policies. In the resulting panic, the stock price collapsed, providing an opportunity to buy this growing company at a value price.

Our opportunistic purchase of Costco also falls into the category of seeing opportunity amid controversy. Long a favorite of growth investors, the shares of Costco fell almost 50% from their high when earnings came in below expectations. We had followed this well-run company for many years and are delighted that such a short-term overreaction provided an opportunity to establish a position at reasonable prices. Other "good" buys during controversial times that warrant mention include Providian, Tellabs and Philip Morris.

"The Good" category also includes an important contribution from good sells. These sells in turn can be divided in two groups. In the first group were companies where investor euphoria drove valuations to unjustifiable levels. Most of this selling took place early in the first quarter. This was fortuitous timing, as we certainly did not foresee the massive collapse in technology that began shortly thereafter. Rather, we were simply applying the valuation discipline that is essential in our investment philosophy. We sold a significant portion of our position in Texas Instruments at a price dramatically above where the stock currently trades.

The second kind of good sells were in companies whose reported results were helped by nonrecurring or lower quality sources of income, such as venture capital or pension gains. Although we remain admirers of IBM, we significantly reduced our holdings in the company reflecting our concern that its recurring earnings base was somewhat less than the reported results would indicate.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Turning to "The Bad" category, here we would place holdings whose business prospects have deteriorated generally because of factors that lay outside of the companies' control, such as the slowing economy. For example, in the case of Masco, the largest supplier to Home Depot, operating results have already been impacted much more than we would have predicted. Interestingly, while Masco's stock fell steeply from its high, the stock ended the year modestly up. Our defining holdings as "bad" does not describe our view of these businesses or the people who run them, but simply reflects the fact that the weakening economy will have an important impact on their short-term operating results that in some cases is worse than we would have forecast.

Onto "The Ugly": a category we define as companies whose stock prices are down as a result of deteriorating business prospects and missteps by management, at least in the short term. We must further divide this group into companies in which we still have confidence and companies in which our confidence has been shaken by our misjudgment.

In the first group, the performance of printing company Lexmark was certainly ugly. While we began buying the company when it was already down 20% from its high, the shares continued to plunge because of deteriorating business conditions as well as some operating mistakes. Similarly, the shares of Hewlett-Packard have fallen in conjunction with disappointing results that also stemmed from both a weakening business environment as well as overly optimistic predictions by the management team. Although we were undoubtedly mistaken in our short-term predictions for these companies and although their managements have clearly made some missteps, we still have confidence in them.

The most important category to report to shareholders is the segment within "The Ugly" category that we must classify as our most serious mistakes: Motorola and Lucent. In reviewing our investment rationale and process, we have concluded that we were mistaken about these holdings for very different reasons.

Nevertheless, we certainly will never again underestimate the enormous effect that capital and regulators can have on the competitive landscape.

In the case of Motorola, we remember our grandfather's observation that the four most expensive words on Wall Street are, "This time is different." Operating as the company does in the enormous growth businesses of telecommunications and semiconductors, it seemed likely that despite its five-year history of poor execution Motorola could be poised for years of profitable growth. Unfortunately, the company has been slow to address the causes of this chronic mis-execution and to correct its apparently poor financial controls and lack of capital discipline.

We have saved the worst for last and now turn to Lucent, whose well-documented fall from grace is common knowledge. The reason we call Lucent the worst is because it was the most preventable of the mistakes we made in the year 2000.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

When studying manufacturing companies or financial companies, our analysis always incorporates a careful assessment of the balance sheet and cash flow statements as well as the income statement. In technology, we, like many others, gave little attention to anything but the income statement. In this case, with perfect hindsight, that proved to be a mistake. The income statement was distorted in a way that might have been anticipated if we had placed as much emphasis on the company's cash flow statement as on its income statement. Although we purchased shares in Lucent after they had fallen almost one-third from their high and although the company had reported year-end net income for 1999 of over $3 billion, the company's cash flow statement revealed this shocking fact: while generating over $3 billion of net income (adjusted for an accounting change) and adding back another $1.8 billion of depreciation, the company still lost over $270 million of cash flow from operations. Given Lucent's then-stellar reputation and record, we were too easily reassured in our subsequent conversations with senior management and overlooked the now obvious significance of this glaring discrepancy. In the following months, the company went on to miss an important product cycle, which penalized revenue and forced these accounting issues to the surface.

Given the magnitude of Lucent's decline, the near unanimity of investor pessimism, the prospect of a new CEO and the pending spin-off of Lucent's valuable semiconductor business, we continue to own the shares and will report to you in future letters as to the final outcome of this saga.

It is our hope that going forward we will be able to repay a certain amount of the loss produced by this mistake through the avoidance of future mistakes. Rest assured that we have been reminded again of the importance of cash earnings (or what we call "owner earnings") and of the vagaries of GAAP (generally accepted accounting principles) earnings.

Q.  What about the Fund's investments in real estate stocks?

A. After two years of poor performance in 1998 and 1999, real estate investment trusts (REITs) dramatically outperformed the S&P 500 and other major stock indexes in the year 2000. Among our top performing REIT holdings last year were Spieker Properties, a diversified REIT; Centerpoint Properties, an industrial REIT; and Alexandria Real Estate Equities, an office REIT. While these companies operate in different parts of the country and in different sectors of the real estate market, they share one at least one thing in common--first-class management.

Although we are pleased with the overall performance of the Fund's REIT investments, we are disappointed in the returns on two non-REIT holdings--Boardwalk Equities and Six Flags. In hindsight, we regard Boardwalk Equities as a mistake and have reduced the Fund's position accordingly. Our view of the company is basically still positive, but we do not like it as much as we once did because management seems focused more on making the company a technology play rather than a real estate play. Six Flags, on the other hand, is a different story. Formerly known as Premier Parks, Six Flags is one of the largest theme park owners in the country and has a solid record of acquiring and turning around troubled amusement parks. Although its stock price has fallen significantly, we are still bullish on the company's ability to achieve strong growth in profit margins and earnings.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q.  What has caused the rebound in REIT stocks?

A. We have maintained for some time that real estate stocks would perform better when investor psychology turned more cautious, and that appears to be what happened last year. As dot-com and technology stocks sold off sharply, many investors turned to REITs as a defensive haven. However, such market-timing considerations have never been our focus at the Davis Funds. We are long-term investors and believe that earnings are what drive stock prices in the long run. The irony is that the real estate industry had two years of terrible stock price performance in 1998 and 1999, followed by a year of great relative performance in 2000, but nothing really changed at the companies from an earnings point of view.

When we look at the real estate businesses the Fund owns, we see companies that have consistently increased their earnings at a rate of 8-10% annually for the last five or six years, that have predictable dividend rates of 6-7% and that that can be purchased at very reasonable price/earnings (P/E) multiples of 8 to 10 times earnings. That kind of reliable earnings and dividend growth did not seem to matter to investors before the tech bubble burst. However, we think it is important to them now and is likely to become even more so, particularly if interest rates drop further.

Q.  What is your overall investment outlook?

A. Looking ahead, we can only echo our father's concerns that we will not again enjoy the wonderful environment of the last two decades for some time to come. It is clear to us that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of `the wealth effect' and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense due to the hidden cost of stock options and lower required contributions to fund pension plans. Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.

In such an environment and in the spirit of our father's comments earlier in this report, we would add our commitment to the three S's. We are committed to being selective--that is, to remaining focused on the quality of the businesses that we own; to being sensitive to the relationship between price and valuation, which benefited us in our selling early in the year 2000; and to scrutinizing financial and regulatory statements for the sorts of accounting gimmicks that cost us so much in our Lucent investment.

While the opportunities that allowed for the handsome results enjoyed by investors over the last two decades are likely gone, our core business of buying reasonably priced well-run companies for the long term remains the best method we know for building wealth over time. As the investment climate deteriorates and the storm clouds gather over the market, we cannot assure you that we will make rapid progress in the years ahead. But we can assure you that we shall continue to make every effort to ensure that the portfolio is well-founded and supported by companies capable of riding out the storms that may follow so many years of fair weather.(3)

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future. Equity markets are volatile, the Fund's net asset value per share will fluctuate and an investor in the Fund may lose money.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Growth & Income Fund's Class A shares for periods ended January 31, 2001. Returns for other classes of shares will vary from the following returns:


(WITHOUT a 4.75% sales charge taken into consideration)
--------------------------------------------- ---------------------------- -----------------------

FUND NAME                                     1 YEAR                       INCEPTION
--------------------------------------------- ---------------------------- -----------------------
--------------------------------------------- ---------------------------- -----------------------
Davis Growth & Income Fund A                  4.34%                        3.95% - 05/01/98
--------------------------------------------- ---------------------------- -----------------------

(WITH a 4.75% sales charge taken into consideration)
--------------------------------------------- ---------------------------- -----------------------

FUND NAME                                     1 YEAR                       INCEPTION
--------------------------------------------- ---------------------------- -----------------------
--------------------------------------------- ---------------------------- -----------------------
Davis Growth & Income Fund A                  (0.61%)                      2.13% - 05/01/98
--------------------------------------------- ---------------------------- -----------------------

(5) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

(6) Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

(7) See the Schedule of Investments for a detailed list of portfolio holdings.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
January 31, 2001 (Unaudited )
===================================================================================================================
                                                                                                         VALUE
SHARES                                           SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (85.89%)

    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.86%)
        22,500        Golden West Financial Corp. ........................................   $       1,204,650
        60,700        Wells Fargo & Co. ..................................................           3,126,657
                                                                                             -----------------
                                                                                                     4,331,307
                                                                                             -----------------
    BUILDING MATERIALS - (2.51%)
        93,200        Masco Corp. ........................................................           2,236,800
                                                                                             -----------------
    CONSUMER PRODUCTS - (3.04%)
        61,600        Philip Morris Cos., Inc. ...........................................           2,710,400
                                                                                             -----------------
    DIVERSIFIED - (2.15%)
            28        Berkshire Hathaway, Inc., Class A*..................................           1,915,200
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (6.06%)
         9,000        Minnesota Mining and Manufacturing Co...............................             995,850
        71,500        Tyco International Ltd. ............................................           4,404,400
                                                                                             -----------------
                                                                                                     5,400,250
                                                                                             -----------------
    ELECTRONICS - (1.49%)
        30,300        Texas Instruments Inc. .............................................           1,327,140
                                                                                             -----------------
    FINANCIAL SERVICES - (15.68%)
        71,900        American Express Co. ...............................................           3,386,490
        65,200        Citigroup Inc. .....................................................           3,649,244
        26,100        Freddie Mac.........................................................           1,592,100
        65,600        Household International, Inc. ......................................           3,770,688
        26,900        Providian Financial Corp. ..........................................           1,569,615
                                                                                             -----------------
                                                                                                    13,968,137
                                                                                             -----------------
    FOOD/BEVERAGE & RESTAURANT - (1.99%)
        60,500        McDonald's Corp. ...................................................           1,775,675
                                                                                             -----------------
    INDUSTRIAL - (1.37%)
        38,200        Sealed Air Corp.*...................................................           1,215,906
                                                                                             -----------------
    INVESTMENT FIRMS - (3.13%)
        24,100        Morgan Stanley Dean Witter & Co. ...................................           2,042,475
        17,100        Stilwell Financial, Inc. ...........................................             743,166
                                                                                             -----------------
                                                                                                     2,785,641
                                                                                             -----------------
    MULTI-LINE INSURANCE - (3.62%)
        37,900        American International Group, Inc. .................................           3,222,258
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTHCARE - (7.95%)
        46,700        American Home Products Corp. .......................................           2,759,970
        35,700        Bristol-Myers Squibb Co. ...........................................           2,209,473
        14,794        GlaxoSmithKline PLC ADR*............................................             777,425
        16,300        Merck & Co., Inc. ..................................................           1,339,534
                                                                                             -----------------
                                                                                                     7,086,402
                                                                                             -----------------
    PROPERTY/CASUALTY INSURANCE - (1.31%)
        12,000        Transatlantic Holdings, Inc. .......................................           1,162,800
                                                                                             -----------------

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued
January 31, 2001 (Unaudited )
===================================================================================================================
                                                                                                         VALUE
SHARES/PRINCIPAL                                 SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    REAL ESTATE - (11.63%)
        39,600        Alexandria Real Estate Equities, Inc. ..............................   $       1,421,640
        31,700        Apartment Investment & Management Co., Class A......................           1,461,370
       131,300        Boardwalk Equities, Inc.*...........................................             965,055
        37,200        Boston Properties, Inc. ............................................           1,510,320
        45,300        Centerpoint Properties Corp. .......................................           2,084,706
        47,300        Home Properties of New York, Inc. ..................................           1,286,560
        30,400        Spieker Properties, Inc. ............................................          1,629,440
                                                                                             -----------------
                                                                                                    10,359,091
                                                                                             -----------------
    TECHNOLOGY - (5.54%)
        50,000        Hewlett-Packard Co. ................................................           1,837,000
        12,200        International Business Machines Corp. ..............................           1,366,400
        30,200        Lexmark International, Inc.*........................................           1,736,500
                                                                                             -----------------
                                                                                                     4,939,900
                                                                                             -----------------
    TELECOMMUNICATIONS - (8.13%)
        91,400        Lucent Technologies Inc. ...........................................           1,700,040
        89,000        Motorola, Inc. .....................................................           2,030,090
        54,200        Tellabs, Inc.*......................................................           3,511,144
                                                                                             -----------------
                                                                                                     7,241,274
                                                                                             -----------------
    THEME PARKS - (1.09%)
        46,000        Six Flags, Inc.*....................................................             967,380
                                                                                             -----------------
    TRANSPORTATION - (1.32%)
        19,000        United Parcel Service, Inc., Class B................................           1,176,100
                                                                                             -----------------
    WHOLESALE - (3.02%)
        58,200        Costco Wholesale Corp.*.............................................           2,693,568
                                                                                             -----------------

                           Total Common Stocks - (identified cost $67,400,275)............          76,515,229
                                                                                             -----------------

CONVERTIBLE BONDS - (1.78%)
$      660,000        Cincinnati Financial Corp.,  Conv. Sub. Deb., 5.50%, 5/01/02 -
                           (identified cost $1,672,963)...................................           1,590,600
                                                                                             -----------------

PREFERRED STOCK - (6.96%)
        54,600        General Growth Properties, 7.25%, 7/15/08, Conv. Pfd. ..............           1,365,000
       100,000        Sealed Air Corp., $2.00, 4/01/18, Series A, Conv. Pfd. .............           3,325,000
        29,500        Vornado Realty Trust, 6.50%, Series A, Conv. Pfd. ..................           1,508,925
                                                                                             -----------------
                      Total Preferred Stocks - (identified cost $7,664,215)...............           6,198,925
                                                                                             -----------------



DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued January 31, 2001
(Unaudited )
===================================================================================================================
                                                                                                         VALUE
PRINCIPAL                                        SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (7.88%)

      $4,954,000      Nomura Securities International, Inc. Repurchase Agreement, 5.75%,
                         02/01/01, dated 01/31/01, repurchase value of $4,954,791
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $5,053,080) ....................  $       4,954,000
       2,068,000      PaineWebber Inc. Repurchase Agreement, 5.75%, 02/01/01,
                         dated  01/31/01, repurchase value of $2,068,330
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $2,109,360).....................          2,068,000
                                                                                             -----------------

                      Total Short Term Investments  - (identified cost $7,022,000).........          7,022,000
                                                                                             -----------------


                      Total Investments - (identified cost $83,759,453)(102.51%)(a)......           91,326,754
                      Liabilities Less Other Assets - (2.51%).............................          (2,236,742)
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $      89,090,012
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $83,787,828. At January
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes was as follows:

                      Unrealized appreciation.............................................   $      14,181,209
                      Unrealized depreciation.............................................          (6,642,283)
                                                                                             -----------------
                           Net appreciation...............................................   $       7,538,926
                                                                                             =================

*    Non-Income Producing Security

















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2001 (Unaudited)
===================================================================================================================
ASSETS:
     Investments in securities, at value (identified cost $83,759,453)
         (see accompanying Schedule of Investments).......................................   $      91,326,754
     Cash ................................................................................              12,737
     Receivables:
         Capital stock sold...............................................................             147,391
         Dividends and interest...........................................................             124,377
     Prepaid expenses.....................................................................              30,600
                                                                                             -----------------
              Total assets................................................................          91,641,859
                                                                                             -----------------

LIABILITIES:
     Payable for capital stock redeemed...................................................           2,383,713
     Accrued expenses ....................................................................             168,134
                                                                                             -----------------
              Total liabilities...........................................................           2,551,847
                                                                                             -----------------

NET ASSETS ...............................................................................   $      89,090,012
                                                                                             =================

NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $         436,050
     Additional paid-in capital...........................................................          82,414,207
     Undistributed net investment income..................................................              83,249
     Net unrealized appreciation on investments...........................................           7,567,301
     Accumulated net realized loss........................................................          (1,410,795)
                                                                                             ------------------
              Net assets..................................................................   $      89,090,012
                                                                                             =================

     CLASS A SHARES
         Net assets.......................................................................   $      48,150,849
         Shares outstanding...............................................................           4,696,723
         Net asset value and redemption price per share ..................................           $   10.25
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $10.25)*..........................           $   10.76
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $      26,813,102
         Shares outstanding...............................................................           2,639,367
         Net asset value and redemption price per share ..................................           $   10.16
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $      13,806,307
         Shares outstanding...............................................................           1,353,809
         Net asset value and redemption price per share ..................................           $   10.20
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $         319,754
         Shares outstanding...............................................................              31,107
         Net asset value and redemption price per share ..................................           $   10.28
                                                                                                     =========

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the six months ended January 31, 2001 (Unaudited)

===================================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends .......................................................................   $         704,791
         Interest ........................................................................             189,367
                                                                                             -----------------
                 Total income.............................................................             894,158

     Expenses:
         Management fees (Note 3)........................................  $       317,233
         Custodian fees..................................................           23,077
         Transfer agent fees
              Class A....................................................           13,692
              Class B....................................................           20,589
              Class C....................................................            8,350
              Class Y....................................................               50
         Audit fees......................................................            4,600
         Legal fees......................................................              325
         Accounting fees (Note 3)........................................            3,000
         Reports to shareholders ........................................           16,255
         Directors' fees and expenses ...................................              614
         Registration and filing fees ...................................           56,159
         Miscellaneous ..................................................            1,042
         Payments under distribution plan (Note 4)
              Class A....................................................           19,450
              Class B....................................................          125,662
              Class C....................................................           53,417
                                                                           ---------------
                  Total expenses..........................................................             663,515
                  Expenses paid indirectly (Note 6).......................................                (285)
                                                                                             -----------------
                  Net expenses............................................................             663,230
                                                                                             -----------------
                      Net investment income ..............................................             230,928
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain from investment transactions.......................................           2,575,737
     Net decrease in unrealized appreciation of investments...............................          (4,062,996)
                                                                                             -----------------
         Net realized and unrealized loss on investments..................................          (1,487,259)
                                                                                             -----------------
                  Net decrease in net assets resulting from operations ...................   $      (1,256,331)
                                                                                             =================






SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


===================================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED
                                                                               JANUARY 31,         YEAR ENDED
                                                                                  2001              JULY 31,
                                                                               (UNAUDITED)            2000
                                                                               -----------            ----
OPERATIONS:
     Net investment income.............................................   $        230,928     $       281,986
     Net realized gain from investment transactions....................          2,575,737           1,915,216
     Net decrease in unrealized appreciation of investments............         (4,062,996)           (643,135)
                                                                          ----------------     ---------------
         Net increase (decrease) in net assets resulting
              from operations..........................................         (1,256,331)          1,554,067

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................           (137,762)           (257,075)
         Class B  .....................................................             (5,687)            (11,908)
         Class C  .....................................................             (2,293)             (4,026)
         Class Y  .....................................................             (1,937)            (12,314)
     Realized gains from investment transactions:
         Class A  .....................................................         (2,420,924)           (157,789)
         Class B  .....................................................         (1,340,683)            (25,514)
         Class C  .....................................................           (600,000)             (8,664)
         Class Y  .....................................................            (25,257)            (25,427)


CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from capital share transactions (Note 5):

         Class A  .....................................................          2,068,266         (9,063,301)
         Class B  .....................................................          3,741,330         (9,013,302)
         Class C  .....................................................          5,728,522         (3,335,312)
         Class Y  .....................................................            219,075         (7,804,809)
                                                                          ----------------     ---------------
         Total increase (decrease) in net assets.......................          5,966,319        (28,165,374)

NET ASSETS:

     Beginning of period...............................................         83,123,693         111,289,067
                                                                          ----------------     ---------------
     End of period (including undistributed net investment income of
     $83,249 for the six months ended January 31, 2001) ...............   $     89,090,012     $    83,123,693
                                                                          ================     ===============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2001, were $25,157,989 and $22,540,642 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million. Management fees paid during the six months ended January 31, 2001, approximated 0.75% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2001 amounted to $6,498. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2001 amounted to $4,769. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $3,000 for the six months ended January 31, 2001. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 2001, SCD received $500 in commissions on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the six months ended January 31, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $28,101 from commissions earned on sales of Class A shares of the Fund, of which $4,374 was retained by the Underwriter and the remaining $23,727 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.


       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2001 was $19,450.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended January 31, 2001, Class B shares of the Fund made distribution plan payments which included distribution fees of $93,933 and service fees of $31,729.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
       CLASS B SHARES - CONTINUED

       Commission advances by the Distributor during the six months ended January 31, 2001 on the sale of Class B shares of the Fund amounted to $83,891, of which $82,829 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $1,560,090, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2001 the Distributor received $34,737 in contingent deferred sales charges from Class B shares of the Fund.

       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended January 31, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $40,063 and service fees of $13,354. During the six months ended January 31, 2001, the Distributor received $951 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At January 31, 2001, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:

CLASS A                                                    SIX MONTHS
-------                                                       ENDED                        YEAR ENDED
                                                        JANUARY 31, 2001                   JULY 31,
                                                           (UNAUDITED)                        2000
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        486,815  $      4,974,687       241,238   $    2,552,758
Shares issued in reinvestment of distributions.        258,755         2,503,863        37,491          393,821
                                                 -------------  ----------------  ------------   --------------
                                                       745,570         7,478,550       278,729        2,946,579
Shares redeemed................................       (518,735)       (5,410,284)   (1,138,846)     (12,009,880)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................        226,835  $      2,068,266      (860,117)  $   (9,063,301)
                                                 =============  ================  ============   ===============

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)


===================================================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS B                                                    SIX MONTHS
-------                                                       ENDED                       YEAR ENDED
                                                        JANUARY 31, 2001                   JULY 31,
                                                           (UNAUDITED)                       2000
                                                 -------------------------------  ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        971,269  $      9,817,093       357,071   $    3,759,549
Shares issued in reinvestment of distributions.        125,985         1,204,633         2,772           27,588
                                                 -------------  ----------------  ------------   --------------
                                                     1,097,254        11,021,726       359,843        3,787,137
Shares redeemed................................       (709,919)       (7,280,396)   (1,216,552)     (12,800,439)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................        387,335  $      3,741,330      (856,709)  $   (9,013,302)
                                                 =============  ================  ============   ==============


CLASS C                                                    SIX MONTHS
-------                                                       ENDED                       YEAR ENDED
                                                        JANUARY 31, 2001                    JULY 31,
                                                          (UANAUDITED)                       2000
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................      1,048,857  $     10,662,439       238,183  $     2,532,118
Shares issued in reinvestment of distributions.         54,881           526,389           952            9,471
                                                 -------------  ----------------  ------------  ---------------
                                                     1,103,738        11,188,828       239,135        2,541,589
Shares redeemed................................       (538,178)       (5,460,306)     (559,903)      (5,876,901)
                                                 -------------  ----------------  ------------  ---------------
     Net increase (decrease)...................        565,560  $      5,728,522      (320,768) $    (3,335,312)
                                                 =============  ================  ============  ===============

CLASS Y                                                    SIX MONTHS
-------                                                       ENDED                       YEAR ENDED
                                                        JANUARY 31, 2001                   JULY 31,
                                                           (UNAUDITED)                       2000
                                                 ------------------------------- ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................         50,402  $        517,278         6,146  $        67,648
Shares issued in reinvestment of distributions.            952             9,218         3,678           37,168
                                                 -------------  ----------------  ------------  ---------------
                                                        51,354           526,496         9,824          104,816
Shares redeemed................................        (29,824)         (307,421)     (720,454)      (7,909,625)
                                                 -------------  ----------------  ------------  ---------------
     Net increase (decrease)...................         21,530  $        219,075      (710,630) $    (7,804,809)
                                                 =============  ================  ============  ===============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $285 during the six months ended January 31, 2001.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================

NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
          A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.


                                                For                    Withheld
--------------------------------------------------------------------------------
PROPOSAL 1
Election of Directors

Wesley E. Bass, Jr.                         66,007,433                 170,394
Jeremy H. Biggs                             66,007,433                 170,394
Marc P. Blum                                66,009,312                 168,514
Andrew  A. Davis                            66,009,312                 168,514
Christopher C. Davis                        66,009,312                 168,514
Jerry D. Geist                              66,009,312                 168,514
D. James Guzy                               66,009,312                 168,514
G. Bernard Hamilton                         66,009,312                 168,514
Laurence W. Levine                          66,009,312                 168,514
Christian R. Sonne                          66,009,312                 168,514
Marsha Williams                             66,009,312                 168,514



                                                 For                   Against                   Abstained
-------------------------------------------------------------------------------------------------------------
PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.

                                            65,701,721                 112,049                   364,055

PROPOSAL 3A
To amend fundamental policies regarding diversification

                                            46,162,182                 355,684                   789,102

PROPOSAL 3B
To amend fundamental policies regarding concentration

                                            45,960,502                 522,547                   823,919

PROPOSAL 3C
To amend fundamental policies regarding senior securities

                                            46,025,354                 466,901                   814,713

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================

NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED


                                                 For                   Against                   Abstained
------------------------------------------------------------------------------------------------------------
PROPOSAL 3D
To amend fundamental policies regarding borrowing

                                            45,960,943                 498,908                   847,117

PROPOSAL 3E
To amend fundamental policies regarding underwriting

                                            46,008,341                 483,956                   814,672

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

                                            46,101,038                 407,488                   798,442

PROPOSAL 3G
To amend fundamental policies regarding making loans

                                            45,936,695                 550,274                   819,999

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

                                            65,829,274                 62,471                    286,081



DAVIS GROWTH & INCOME FUND
Financial highlights
Class A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.





                                                                                                MAY 1, 1998
                                                 SIX MONTHS                                   (COMMENCEMENT
                                                    ENDED           YEAR ENDED JULY 31,       OF OPERATIONS)
                                              JANUARY 31, 2001   -----------------------          THROUGH
                                                 (UNAUDITED)         2000          1999        JULY 31, 1998
                                                 -----------         ----          ----        -------------
Net Asset Value, Beginning of Period...........    $ 11.08          $ 10.85       $  9.81         $  10.00
                                                   -------          -------     ---------         --------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income.....................       0.05             0.07          0.16             0.03
     Net Realized and Unrealized Gains (Losses)      (0.31)            0.25          1.05            (0.22)
                                                 ---------        ---------     ---------         --------
       Total From Investment Operations........      (0.26)            0.32          1.21            (0.19)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income......      (0.03)           (0.08)        (0.17)            -
     Dividends from Realized Gains.............      (0.54)           (0.01)         -                -
                                                 ---------        ---------     ---------         --------
       Total Dividends and Distributions.......      (0.57)           (0.09)        (0.17)            -

Net Asset Value, End  of Period................    $ 10.25          $ 11.08       $ 10.85         $   9.81
                                                 =========        =========     =========         ========

Total Return (1)................................     (2.04)%           2.94%        12.48%           (1.90)%
-------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)...    $48,151          $49,508      $57,824          $49,715

     Ratio of Expenses to Average Net Assets...     1.13%*            1.16%         1.16%          1.44%*
     Ratio of Net Investment Income to Average
       Net Assets..............................     0.98%*            0.69%         1.39%          1.87%*
     Portfolio Turnover Rate (2)...............        28%              54%           18%              0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


* Annualized






SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.




                                                                                                MAY 4, 1998
                                               SIX MONTHS                                       (INCEPTION
                                                  ENDED           YEAR ENDED JULY 31,            OF CLASS)
                                            JANUARY 31, 2001     -----------------------          THROUGH
                                               (UNAUDITED)          2000         1999          JULY 31, 1998
                                               -----------          ----         ----          -------------
Net Asset Value, Beginning of Period.......     $  11.01          $  10.82      $   9.79          $  10.00
                                                --------          --------      --------          --------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income (Loss)..........         -                (0.05)         0.05              0.01
     Net Realized and Unrealized Gains
       (Losses)............................        (0.31)             0.25          1.05             (0.22)
                                                --------          --------      --------          --------
       Total From Investment Operations....        (0.31)             0.20          1.10             (0.21)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..            -(3)              -(3)      (0.07)             -
     Dividends from Realized Gains.........        (0.54)            (0.01)         -                 -
                                                --------          --------      --------          --------
       Total Dividends and Distributions...        (0.54)            (0.01)        (0.07)             -

Net Asset Value, End  of Period............     $  10.16          $  11.01      $  10.82          $   9.79
                                                ========          ========      ========          ========

Total Return (1)...........................        (2.49)%            1.88%       11.34%           (2.10)%
-------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000 omitted)     $26,813            $24,795      $33,643           $19,571

     Ratio of Expenses to Average Net Assets       2.16%*             2.16%         2.17%            2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets..................      (0.05)%*           (0.31)%         0.38%            0.99%*
     Portfolio Turnover Rate(2)............           28%               54%           18%                0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

* Annualized





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                                                                               MAY 4, 1998
                                              SIX MONTHS                                        (INCEPTION
                                                ENDED            YEAR ENDED JULY 31,             OF CLASS)
                                          JANUARY 31, 2001      ---------------------            THROUGH
                                             (UNAUDITED)         2000           1999           JULY 31, 1998
                                             -----------         ----           ----           -------------
Net Asset Value, Beginning of Period.......    $ 11.05           $ 10.82       $  9.79            $  10.00
                                             ---------         ---------     ---------            --------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income (Loss)..........       -                (0.01)         0.05                0.01
     Net Realized and Unrealized Gains           (0.31)             0.25          1.05               (0.22)
                                             ---------         ---------     ---------            --------
       Total From Investment Operations....      (0.31)             0.24          1.10               (0.21)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..          -(3)              -(3)      (0.07)                  -
     Dividends from Realized Gains.........      (0.54)            (0.01)            -                   -
                                             ---------         ---------     ---------            --------

       Total Dividends and Distributions...      (0.54)            (0.01)        (0.07)                  -

Net Asset Value, End of Period.............    $ 10.20           $ 11.05       $ 10.82            $   9.79
                                             =========         =========     =========            ========

Total Return (1)...........................      (2.48)%            2.24%        11.32%              (2.10)%
-------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000
       omitted)............................    $13,806           $8,714         $12,002            $5,512

     Ratio of Expenses to  Average Net          2.15%*             2.16%          2.17%            2.32%*
       Assets..............................     2.15%*             2.16%          2.17%            2.32%*
     Ratio of Net Investment Income (Loss)
       to Average Net Assets...............    (0.04)%*          (0.31)%          0.38%            0.99%*
     Portfolio Turnover Rate(2).............        28%              54%            18%                0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

* Annualized





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
Financial highlights
Class Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.




                                                                                                MAY 4, 1998
                                              SIX MONTHS                                        (INCEPTION
                                                 ENDED          YEAR ENDED JULY 31,              OF CLASS)
                                           JANUARY 31, 2001   ----------------------              THROUGH
                                              (UNAUDITED)        2000           1999           JULY 31, 1998
                                              -----------        ----           ----           -------------
Net Asset Value, Beginning of Period.......    $  11.10         $  10.86      $   9.82            $  10.00
                                               --------         --------      --------            --------

Income(Loss) From Investment Operations
     Net Investment Income.................        0.06             0.09          0.18                0.04
     Net Realized and Unrealized Gains
      (Losses).............................       (0.31)            0.25          1.05               (0.22)
                                               --------         --------      --------            --------
       Total From Investment Operations....       (0.25)            0.34          1.23               (0.18)

Dividends and Distributions
     Dividends from Net Investment Income..       (0.03)           (0.09)        (0.19)               -
     Dividends from Realized Gains.........       (0.54)           (0.01)         -                   -
                                               --------         --------      ---------           --------
       Total Dividends and Distributions...       (0.57)           (0.10)        (0.19)               -

Net Asset Value, End  of Period............    $  10.28         $  11.10      $  10.86            $   9.82
                                               ========         ========      ========            ========

Total Return (1)...........................     (1.91)%            3.17%        12.72%             (1.80)%
-------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000
       omitted)............................        $320             $106        $7,819                  $6

     Ratio of Expenses to Average Net
       Assets..............................      1.04%*            1.03%          1.01%              1.14%*
     Ratio of Net Investment Income to
       Average Net Assets..................      1.07%*            0.82%          1.54%              2.17%*
     Portfolio Turnover Rate(2)............         28%              54%            18%                  0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized






SEE NOTES TO FINANCIAL STATEMENTS.

                           DAVIS GROWTH & INCOME FUND
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

             DIRECTORS                   OFFICERS
             Wesley E. Bass, Jr.         Jeremy H. Biggs
             Jeremy H. Biggs                 Chairman
             Marc P. Blum                Christopher C. Davis
             Andrew  A. Davis                President
             Christopher C. Davis        Kenneth C. Eich
             Jerry D. Geist                  Vice President
             D. James Guzy               Sharra L. Reed
             G. Bernard Hamilton             Vice President,
             Laurence W. Levine               Treasurer & Assistant Secretary
             Theodore B. Smith. Jr.      Thomas D. Tays
             Christian R. Sonne              Vice President & Secretary
             Marsha Williams             Andrew A. Davis
                                             Vice President





INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

================================================================================

DAVIS SELECTED ADVISERS, L. P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
WWW.DAVISFUNDS.COM
























[DAVIS FUNDS LOGO]